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                                                                   EX-99.B(h)(2)

                                    EXHIBIT A

                                   Portfolios

     THIS EXHIBIT A, dated as of the date set forth below, is Exhibit A to that certain Accounting Services Agreement dated as of September 1, 2002 between PFPC Inc. and each of WELLS FARGO FUNDS TRUST, WELLS FARGO CORE TRUST (now WELLS FARGO MASTER TRUST) and WELLS FARGO VARIABLE TRUST.

                             WELLS FARGO FUNDS TRUST

Names of Portfolios                                   Existing Classes
-------------------                                   ----------------

Effective 10/1/2002

SIFE Specialized Financial Services Fund              A, B, C

Effective 11/29/2002

High Yield Bond Fund                                  A, B, C

Effective 1/21/2003

California Limited Term Tax-Free Fund                 A, C, Institutional
California Tax-Free Fund                              A, B, C, Institutional
Colorado Tax-Free Fund                                A, B, Institutional
Minnesota Tax-Free Fund                               A, B, Institutional
National Limited Term Tax-Free Fund                   Institutional
National Tax-Free Fund                                A, B, C, Institutional
Nebraska Tax-Free Fund                                Institutional

Effective 1/27/2003

Asset Allocation Fund                                 A, B, C, Institutional
Income Fund                                           A, B, Institutional
Income Plus Fund                                      A, B, C
Index Allocation Fund                                 A, B, C
Intermediate Government Income Fund                   A, B, C, Institutional
Limited Term Government Income Fund                   A, B, Institutional

Effective 2/10/2003

California Tax-Free Money Market Fund                 A, Service
California Tax-Free Money Market Trust                Single Class

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Cash Investment Money Market Fund                        Service, Institutional
Government Institutional Money Market Fund               Institutional
Government Money Market Fund                             A, Service
Liquidity Reserve Money Market Fund                      Investor
Minnesota Money Market Fund                              A
Money Market Fund                                        A, B
Money Market Trust                                       Single Class
National Tax-Free Institutional Money Market Fund        Service, Institutional
National Tax-Free Money Market Fund                      A
National Tax-Free Money Market Trust                     Single Class
Overland Express Sweep Fund                              Single Class
Prime Investment Institutional Money Market Fund         Institutional
Prime Investment Money Market Fund                       Service
Treasury Plus Institutional Money Market Fund            Service, Institutional
Treasury Plus Money Market Fund                          A
100% Treasury Money Market Fund                          A, Service

Effective 2/24/2003

Equity Index Fund                                        A, B
Growth Fund                                              A, B, Institutional
International Equity Fund                                A, B, C, Institutional
Montgomery Mid Cap Growth Fund                           A, B, C
Small Cap Growth Fund                                    A, B, C, Institutional
Small Cap Opportunities Fund                             Institutional
Specialized Health Sciences Fund                         A, B, C
Specialized Technology Fund                              A, B, C

Effective 2/28/2003

Inflation-Protected Bond Fund                            A, B, C, Institutional

Effective 3/3/2003

Outlook Today Fund                                       A, B, C, Institutional
Outlook 2010 Fund                                        A, B, C, Institutional
Outlook 2020 Fund                                        A, B, C, Institutional
Outlook 2030 Fund                                        A, B, C, Institutional
Outlook 2040 Fund                                        A, B, C, Institutional

Effective 3/24/2003

Diversified Bond Fund                                    Institutional
Diversified Equity Fund                                  A, B, C, Institutional
Diversified Small Cap Fund                               Institutional

                                       B-2

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Equity Income Fund                                A, B, C, Institutional
Growth Balanced Fund                              A, B, C, Institutional
Growth Equity Fund                                A, B, C, Institutional
Index Fund                                        Institutional
Large Cap Appreciation Fund                       A, B, C, Institutional
Large Company Growth Fund                         A, B, C, Institutional
Moderate Balanced Fund                            Institutional
Small Company Growth Fund                         Institutional
Small Company Value Fund                          A, B, C, Institutional
Stable Income Fund                                A, B, Institutional
Strategic Growth Allocation Fund                  Institutional
Strategic Income Fund                             Institutional
Tactical Maturity Bond Fund                       Institutional
WealthBuilder Growth Balanced Portfolio           Single Class
WealthBuilder Growth and Income Portfolio         Single Class
WealthBuilder Growth Portfolio                    Single Class

Effective 6/9/2003

Montgomery Emerging Markets Focus Fund            A, B, C, Institutional
Montgomery Institutional Emerging Markets Fund    Select Class
Montgomery Short Duration Government Bond Fund    A, B, C, Institutional
Montgomery Small Cap Fund                         A, B, C, Institutional
Montgomery Total Return Bond Fund                 A, B, C, Institutional, Select

To be Effective upon Fund Launch

Large Cap Value Fund                              A, B, C, Institutional
Stable Income Fund                                C


                            WELLS FARGO MASTER TRUST

Names of Portfolios                               Existing Classes
-------------------                               ----------------

Effective 3/24/2003

Disciplined Growth Portfolio                      Single Class
Equity Income Portfolio                           Single Class
Index Portfolio                                   Single Class
International Equity Portfolio                    Single Class
Large Cap Appreciation Portfolio                  Single Class
Large Company Growth Portfolio                    Single Class
Managed Fixed Income Portfolio                    Single Class
Small Cap Basic Value Portfolio                   Single Class

                                      B-3

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Small Cap Index Portfolio                         Single Class
Small Company Growth Portfolio                    Single Class
Small Company Value Portfolio                     Single Class
Stable Income Portfolio                           Single Class
Strategic Value Bond Portfolio                    Single Class
Tactical Maturity Bond Portfolio                  Single Class

To be Effective upon Fund Launch

Large Cap Value Portfolio                         Single Class


                           WELLS FARGO VARIABLE TRUST

Names of Portfolios                               Existing Classes
-------------------                               ----------------

Effective 1/13/2003

Asset Allocation Fund                             Single Class
Equity Income Fund                                Single Class
Equity Value Fund                                 Single Class
Growth Fund                                       Single Class
International Equity Fund                         Single Class
Large Company Growth Fund                         Single Class
Money Market Fund                                 Single Class
Small Cap Growth Fund                             Single Class
Total Return Bond Fund                            Single Class


The foregoing list of Portfolios is agreed to as of June 9, 2003.

WELLS FARGO FUNDS TRUST                       PFPC INC.

By: /s/ C. David Messman                      By: /s/ Neal J. Andrews
    -------------------------                     ----------------------

Name: C. David Messman                        Name: Neal J. Andrews

Title: Secretary                              Title: Senior Vice President


WELLS FARGO MASTER TRUST

By: /s/ C. David Messman
    -------------------------

Name: C. David Messman

                                      B-4

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Title: Secretary


WELLS FARGO VARIABLE TRUST

By: /s/ C. David Messman
    ------------------------

Name: C. David Messman

Title: Secretary

                                      B-5